UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2003

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19972 (Commission File Number)	06-1195422 (I.R.S. Employer Identification No.)

2400 Xenium Lane North Plymouth, Minnesota (Address of Principal Executive Offices)		55441 (Zip Code)

Registrant’s telephone number, including area code: (763) 551-5000

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits.

                99.1         Press Release dated February 5, 2003

ITEM 9.  Regulation FD Disclosure

On February 5, 2003, Christopher & Banks Corporation issued a press release, attached hereto as Exhibit 99.1, announcing the authorization of a stock repurchase program.  The press release attached hereto as Exhibit 99.1 is furnished pursuant to Regulation FD and shall not be deemed “filed” for the purposes of Sections 11 and 18 of the Securities Exchange Act of 1934 (the “Exchange Act”).  This information shall not be deemed incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: February 5, 2003

By:	/s/ Andrew K. Moller
Andrew K. Moller
Chief Financial Officer

CHRISTOPHER & BANKS CORPORATION

FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated February 5, 2003